                                  AMENDMENT TO
                                  ------------

                             PARTICIPATION AGREEMENT
                             -----------------------

The Participation Agreement, dated April 3, 2000 (as amended, the "Agreement"),,
                                                                   ---------
by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware trust ("AVIF"), Invesco Distributors, Inc., a Delaware corporation
                  ----
("Invesco"),  First  MetLife  Investors  Insurance  Company,  a  New  York  life
  -------
insurance company ("Life Company") and MetLife Investors Distribution Company, a
                    ------------
Missouri corporation ("MetLife Distributors"), is hereby amended as follows:

     WHEREAS, effective March 6, 2017, First MetLife Investors Insurance Company was renamed Brighthouse Life Insurance Company of New York;

     WHEREAS, effective March 6, 2017, its affiliate Brighthouse Securities, LLC (Brighthouse Securities), a Delaware limited liability company, replaced MetLife Investors Distribution Company as distributor of the Contracts;

     WHEREAS, the parties desire to amend the Agreement to memorialize such name change and replace MetLife Distributors with Brighthouse Securities; and

     NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. All references to First MetLife Investors Insurance Company are hereby deleted and replaced with Brighthouse Life Insurance Company of New York and all references to the term "Life Company" shall be deemed references to Brighthouse Life Insurance Company of New York;

2. All references to MetLife Investors Distribution Company and the state of domicile in Missouri are hereby deleted and replaced with Brighthouse Securities, LLC and the new state of domicile is Delaware. All uses of the term "MetLife Distributors" or "Cova Sales" shall be replaced with the term "Brighthouse Securities" and shall be deemed references to Brighthouse Securities, LLC; and

3. Section 9 - Notices of the Agreement is hereby deleted in its entirety and replaced with the following:

                               "SECTION 9. NOTICES
                                ------------------

            Notices and communications required or permitted will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

                      AIM VARIABLE INSURANCE FUND
                      (INVESCO VARIABLE INSURANCE FUNDS)
                      INVESCO DISTRIBUTORS, INC.
                      11 Greenway Plaza, Suite 1000
                      Houston, Texas 77046
                      Facsimile: (713) 993-9185
                      Attn: Veronica Castillo, Esq.

                      BRIGHTHOUSE LIFE INSURANCE COMPANY OF NEW YORK BRIGHTHOUSE SECURITIES, LLC
                      One Financial Center, 21st Floor
                      Boston, MA 02111
                      Attn: Law Department"

4. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties below have caused this Amendment to the Participation Agreement to be executed by their duly authorized officers effective as of the day and year first written below.

Effective date: March 6th, 2017.

                                        AIM VARIABLE INSURANCE FUNDS
                                        (INVESCO VARIABLE INSURANCE FUNDS)

Attest: /s/ Veronica Castillo           By:    /s/ John M. Zerr
        -----------------------------          ---------------------------------
Name:   Veronica Castillo               Name:  John M. Zerr
Title:  Assistant Secretary             Title: Senior Vice President

                                        INVESCO DISTRIBUTORS, INC.

Attest: /s/ Veronica Castillo           By:    /s/ Brian C. Thorp
        -----------------------------          ---------------------------------
Name:   Veronica Castillo               Name:  Brian C. Thorp
Title:  Assistant Secretary             Title: Vice President

                                        BRIGHTHOUSE LIFE INSURANCE COMPANY OF
                                        NEW YORK

Attest:                                 By:    /s/ Gregory E. Illson
        -----------------------------          ---------------------------------
Name:                                   Name:  Gregory E. Illson
        -----------------------------          ---------------------------------
Title:                                  Title: Vice President
        -----------------------------          ---------------------------------

                                        BRIGHTHOUSE SECURITIES, LLC

Attest:                                 By:    /s/ Donald Leintz
        -----------------------------          ---------------------------------
Name:                                   Name:  Donald Leintz
        -----------------------------          ---------------------------------
Title:                                  Title: Vice President
        -----------------------------          ---------------------------------

                                        METLIFE INVESTORS DISTRIBUTION COMPANY

Attest:                                 By:    /s/ Todd Nevenhoven
        -----------------------------          ---------------------------------
Name:                                   Name:  Todd Nevenhoven
        -----------------------------
Title:                                  Title: Vice President
        -----------------------------


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


                                  AMENDMENT TO

                            PARTICIPATION AGREEMENT

     This  Amendment  to  each  of the  Participation  Agreements  ("Agreement")
currently in effect between AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc. and A I M Distributors, Inc.) ("Invesco"), and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, and General American Life Insurance Company (collectively, the "Company"), respectively, is effective this 30th day of April, 2010. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the respective Agreements.

     1. All references in the Agreement to the defined term "AVIF Prospectus," or to a "prospectus" or "prospectuses" of or relating a Fund or AVIF, shall mean and include a Summary Prospectus as defined in Rule 498 under the 1933 Act ("Rule 498") of a Fund or AVIF ("AVIF Summary Prospectus"), except as required by Section 2, below.

     2. Each Party's representations, warranties, and obligations under the Agreement with respect to the text composition, printing, mailing, and distribution of the AVIF Prospectus shall remain as they currently are, except that:

     a. LIFE COMPANY may, in its discretion and upon [10] days' advance written notice to AVIF and Invesco, print, mail, and distribute the AVIF Summary Prospectus IN LIEU OF the Statutory Prospectus as defined in Rule 498 of AVIF or a Fund thereof ("AVIF Statutory Prospectus"),

             i. unless required by applicable  law or regulation to  deliver  an
                AVIF Statutory Prospectus, or

            ii. unless AVIF determines to no  longer authorize the use  of   the
                AVIF Summary Prospectus, in which case AVIF shall give LIFE COMPANY [60] days' advance written notice of the effectiveness of such determination to the extent necessary for LIFE COMPANY to arrange for the delivery of an AVIF Statutory Prospectus,

PROVIDED that AVIF or Invesco shall be responsible for compliance with all provisions of Rule 498 other than paragraphs (1) and (2) of Rule 498(c) and (d), and paragraph (2) of Rule 498(f), or any successor provisions, which shall be the responsibility of LIFE COMPANY; PROVIDED FURTHER, that LIFE COMPANY shall be responsible for timely responding to any request that it may receive directly from a Participant investing in a Fund for a paper or an electronic copy of an AVIF Statutory Prospectus, Statement of Additional Information, or periodic report (each, an "AVIF Document") pursuant to Rule 498(f)(l) or any successor provision. It being understood that LIFE COMPANY will not direct Participants or prospective Participants to AVIF or Invesco for fulfillment thereof.

     b. LIFE COMPANY may, in its discretion and upon [10] days' advance written notice to AVIF and Invesco, print, mail, and distribute the AVIF Summary Prospectus IN ADDITION TO, rather than in lieu of, the AVIF Statutory Prospectus, in which case AVIF or Invesco shall be responsible for compliance with paragraphs (a) and (b) of Rule 498, but not the other paragraphs of the Rule.

     c. AVIF or Invesco shall deliver to LIFE COMPANY electronic copies of both the AVIF Summary Prospectus and AVIF Statutory Prospectus for use by LIFE COMPANY. AVIF or Invesco also shall deliver to LIFE COMPANY the URL (uniform resource locator) for each AVIF Document to enable LIFE COMPANY to send a direct link to the document on the Internet by email in response to Participant requests for an electronic copy of any such document, as permitted by Rule 498(f)(l).

     d. LIFE COMPANY shall promptly notify AVIF and Invesco if it determines to no longer deliver the AVIF Summary Prospectus, and each Party shall promptly notify the other Parties if it becomes aware of facts or circumstances that may prevent the use or continued use of the AVIF Summary Prospectus in the manner contemplated hereby.

     3. None of the foregoing shall in any way limit the ability of AVIF's Board of Trustees to require the delivery of the AVIF Summary Prospectus in lieu of the AVIF Statutory Prospectus in the future.

     4. In all other respects, the Agreement shall remain the same. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

     IN WITNESS WHEREOF, each of undersigned parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the Effective Date.

AIM VARIABLE INSURANCE FUNDS            INVESCO DISTRIBUTORS, INC.
(INVESCO VARIABLE INSURANCE FUNDS)

By:    /s/ John M. Zerr                 By:    /s/ John S. Cooper
       ------------------------------          ---------------------------------
Name:  John M. Zerr                     Name:  John S. Cooper
Title: Senior Vice President            Title: President

METROPOLITAN LIFE INSURANCE COMPANY         METLIFE  INSURANCE COMPANY OF
                                            CONNECTICUT

By:    /s/ Alan  C. Leland, Jr.             By:    /s/ Paul L. LeClair
       ------------------------------              ----------------------------
Name:  Alan  C. Leland,  Jr.                Name:  Paul L. LeClair
       ------------------------------              ----------------------------
Title: Vice President                       Title: Vice President and Actuary
       ------------------------------              ----------------------------

METLIFE INVESTORS USA INSURANCE             METLIFE INVESTORS INSURANCE COMPANY
COMPANY

By:    /s/ Paul L. LeClair                  By:    /s/ Paul L. LeClair
       ------------------------------              ----------------------------
Name:  Paul L. LeClair                      Name:  Paul L. LeClair
       ------------------------------              ----------------------------
Title: Vice President                       Title: Vice President
       ------------------------------              ----------------------------

METLIFE INVESTORS INSURANCE COMPANY         FIRST METLIFE INVESTORS INSURANCE
OF CALIFORNIA                               COMPANY

By:                                         By:    /s/ Paul L. LeClair
       ------------------------------              ----------------------------
Name:                                       Name:  Paul L. LeClair
       ------------------------------              ----------------------------
Title:                                      Title: Vice President
       ------------------------------              ----------------------------

GENERAL AMERICAN INSURANCE COMPANY

By:    /s/ Paul L. LeClair
       ------------------------------
Name:  Paul L. LeClair
       ------------------------------
Title: Vice President
       ------------------------------

                                    AMENDMENT


                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated April 3, 2000, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, First MetLife Investors Insurance Company, a New York life insurance company and MetLife Investors Distribution Company, a Missouri corporation, is hereby amended as follows:

     WHEREAS, effective April 30, 2010, AIM Variable Insurance Funds was renamed AIM Variable Insurance Funds (Invesco Variable Insurance Funds); and

     WHEREAS, on March 31, 2008, A I M Distributors, Inc. was renamed Invesco Aim Distributors, Inc. Effective April 30, 2010, Invesco Aim Distributors, Inc. was renamed Invesco Distributors, Inc.

     The Parties hereby agree to amend the agreement as follows:

     1. All references to AIM Variable Insurance Funds will hereby be deleted and replaced with AIM Variable Insurance Funds (lnvesco Variable Insurance Funds); and

     2.   All  references  to  A  I  M   Distributors,   Inc.  and  Invesco  Aim
Distributors,   Inc.   will  hereby  be  deleted  and   replaced   with  Invesco
Distributors, Inc.; and

     3. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                                   ----------


FUNDS AVAILABLE UNDER THE CONTRACTS
-----------------------------------

ALL SERIES I SHARES AND SERIES II SHARES OF AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)


SEPARATE ACCOUNTS UTILIZING THE FUNDS
-------------------------------------

ALL SEPARATE ACCOUNTS UTILIZING THE FUNDS


CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
-----------------------------------------

ALL CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS


S:\AGR\2010\PAA-FMLI-AMD3-043010.doc      1 of 2

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: April 30, 2010

                                        AIM VARIABLE INSURANCE FUNDS
                                        (INVESCO VARIABLE INSURANCE FUNDS)

Attest: /s/ Peter Davidson              By:    /s/ John M. Zerr
        -----------------------------          ---------------------------------
Name:   Peter Davidson                  Name:  John M. Zerr
Title:  Assistant Secretary             Title: Senior Vice President

                                        INVESCO DISTRIBUTORS, INC.

Attest: /s/ Peter Davidson              By:    /s/ John S. Cooper
        -----------------------------          ---------------------------------
Name:   Peter Davidson                  Name:  John S. Cooper
Title:  Assistant Secretary             Title: President

                                        FIRST METLIFE INVESTORS INSURANCE
                                        COMPANY

Attest: /s/ Michael L. Cifelli          By:    /s/ Paul L. LeClair
        -----------------------------          ---------------------------------
Name:   Michael L. Cifelli              Name:  Paul L. LeClair
        -----------------------------          ---------------------------------
Title:  Legal Assistant                 Title: Vice-President
        -----------------------------          ---------------------------------

                                        METLIFE INVESTORS DISTRIBUTION COMPANY

Attest: /s/ Michael L. Cifelli          By:    /s/ Paul M. Kos
        -----------------------------          ---------------------------------
Name:   Michael L. Cifelli              Name:  Paul M. Kos
        -----------------------------          ---------------------------------
Title:  Legal Assistant                 Title: Vice President
        -----------------------------          ---------------------------------


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


                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated April 3, 2000, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, First MetLife Investors Insurance Company (formerly First Cova Life Insurance Company), a New York life insurance company and MetLife Investors Distribution Company, a Missouri corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                                   ----------


     FUNDS AVAILABLE UNDER THE CONTRACTS
     -----------------------------------

 AIM V.I. Basic Balanced Fund            AIM V.I. Government Securities Fund
 AIM V.I. Basic Value Fund               AIM V.I. High Yield Fund
 AIM V.I. Capital Appreciation Fund      AIM V.I. International Growth Fund
 AIM V.I. Capital Development Fund       AIM V.I. Large Cap Growth Fund
 AIM V.I. Core Equity Fund               AIM V.I. Leisure Fund
 AIM V.I. Diversified Income Fund        AIM V.I. Mid Cap Core Equity Fund
 AIM V.I. Dynamics Fund                  AIM V.I. Money Market Fund
 AIM V.I. Financial Services Fund        AIM V.I. Small Cap Equity Fund
 AIM V.I. Global Health Care Fund        AIM V.I. Technology Fund
 AIM V.I. Global Real Estate Fund        AIM V.I. Utilities Fund


SEPARATE ACCOUNT UTILIZING THE FUNDS
------------------------------------

..  First MetLife Investors Variable Annuity Account One


CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
----------------------------------------

..  Contract Form #CNY-672
..  Form 6010


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


All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: April 30, 2007

                                        AIM VARIABLE INSURANCE FUNDS

Attest: /s/ P. Michelle Grace           By:    /s/ Donna F. Anderson
        -----------------------------          ---------------------------------
Name:   P. Michelle Grace               Name:  Donna F. Anderson
                                               ---------------------------------
Title:  Assistant Secretary             Title: Assistant Vice President
                                               ---------------------------------


                                        A I M DISTRIBUTORS, INC.

Attest: /s/ P. Michelle Grace           By:    /s/ Gene L. Needles
        -----------------------------          ---------------------------------
Name:   P. Michelle Grace               Name:  Gene L. Needles
Title:  Assistant Secretary             Title: President


                                        FIRST METLIFE INVESTORS INSURANCE
                                        COMPANY

Attest: /s/ Jonnie Crawford             By:    /s/ Richard C. Pearson
        -----------------------------          ---------------------------------
Name:   Jonnie Crawford                 Name:  Richard C. Pearson
        -----------------------------          ---------------------------------
Title:  Asst. Secy.                     Title: Vice President
        -----------------------------          ---------------------------------


                                        METLIFE INVESTORS DISTRIBUTION COMPANY

Attest: /s/ Jonnie Crawford             By:    /s/ Richard C. Pearson
        -----------------------------          ---------------------------------
Name:   Jonnie Crawford                 Name:  Richard C. Pearson
        -----------------------------          ---------------------------------
Title:  Asst. Secy.                     Title: Exec. Vice President
        -----------------------------          ---------------------------------


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


                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated December 31, 1997, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, First Metlife Investors Insurance Company (formerly First Cova Life Insurance Company), a New York life insurance company and Cova Life Sales Company, Inc., a California corporation, is hereby amended as follows:

     It is agreed that Effective March 22, 2001, Metlife Investors Distribution Company will assume the duties and responsibilities as principal underwriter of the contracts and become a party to this agreement in place of Cova Life Sales Company.


     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

--------------------------------------------------------------------------------------------------------
      FUNDS AVAILABLE UNDER THE                  SEPARATE ACCOUNTS              CONTRACTS FUNDED BY THE
              POLICIES                          UTILIZING THE FUNDS                SEPARATE ACCOUNTS
--------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund     First Metlife Investors Variable       .  CONTRACT FORM #CNY-672
AIM V.I. International Equity Fund     Annuity Account One
AIM V.I. Value Fund
--------------------------------------------------------------------------------------------------------

   All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: February 12, 2001


                                            AIM VARIABLE INSURANCE FUNDS

Attest: /s/ P. Michelle Grace               By:    /s/ Robert H. Graham
        -----------------------------              -----------------------------
Name:   P. Michelle Grace                   Name:  Robert H. Graham
Title:  Assistant Secretary                 Title: President


(SEAL)


                                            A I M DISTRIBUTORS, INC.

Attest: /s/ P. Michelle Grace               By:    /s/ Michael J. Cemo
        -----------------------------              -----------------------------
Name:   P. Michelle Grace                   Name:  Michael J. Cemo
Title:  Assistant Secretary                 Title: President


(SEAL)




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


                                        FIRST METLIFE INVESTORS INSURANCE
                                        COMPANY

Attest: /s/ Cheryl J. Finney            By:    /s/ Richard C. Pearson
        -----------------------------          ---------------------------------
Name:   Cheryl J. Finney                Name:  Richard C. Pearson
        -----------------------------          ---------------------------------
Title:  Senior Vice President           Title: Ex V.P.
        -----------------------------          ---------------------------------


(SEAL)


                                        COVA LIFE SALES COMPANY, INC.

Attest: /s/ Cheryl J. Finney            By:    /s/ Richard C. Pearson
        -----------------------------          ---------------------------------
Name:   Cheryl J. Finney                Name:  Richard C. Pearson
        -----------------------------          ---------------------------------
Title:  Senior Vice President           Title: Ex V.P.
        -----------------------------          ---------------------------------


(SEAL)


                                        METLIFE INVESTORS DISTRIBUTION COMPANY

Attest: /s/ Cheryl J. Finney            By:    /s/ Richard C. Pearson
        -----------------------------          ---------------------------------
Name:   Cheryl J. Finney                Name:  Richard C. Pearson
        -----------------------------          ---------------------------------
Title:  Senior Vice President           Title: Ex V.P.
        -----------------------------          ---------------------------------


(SEAL)








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


                                 AMENDMENT TO
                                 ------------

                             PARTICIPATION AGREEMENT
                             -----------------------

The Participation Agreement, dated April 3, 2000 (as amended, the "Agreement"),, by and among AIM Variable Insurance Funds (Invesco Variable
 ---------
Insurance Funds), a Delaware trust ("AVIF"), Invesco Distributors, Inc., a
                                     ----
Delaware corporation ("Invesco"), First MetLife Investors Insurance Company, a
                       -------
New York life insurance company ("Life Company") and MetLife Investors
                                  ------------
Distribution Company, a Missouri corporation ("MetLife Distributors"), is hereby amended as follows:

   WHEREAS, effective March 6, 2017, First MetLife Investors Insurance Company was renamed Brighthouse Life Insurance Company of New York;

   WHEREAS, effective March 6, 2017, its affiliate Brighthouse Securities, LLC (Brighthouse Securities), a Delaware limited liability company, replaced MetLife Investors Distribution Company as distributor of the Contracts;

   WHEREAS, the parties desire to amend the Agreement to memorialize such name change and replace MetLife Distributors with Brighthouse Securities; and

   NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. All references to First MetLife Investors Insurance Company are hereby deleted and replaced with Brighthouse Life Insurance Company of New York and all references to the term "Life Company" shall be deemed references to Brighthouse Life Insurance Company of New York;

2. All references to MetLife Investors Distribution Company and the state of domicile in Missouri are hereby deleted and replaced with Brighthouse Securities, LLC and the new state of domicile is Delaware. All uses of the term "MetLife Distributors" or "Cova Sales" shall be replaced with the term "Brighthouse Securities" and shall be deemed references to Brighthouse Securities, LLC; and

3. Section 9 - Notices of the Agreement is hereby deleted in its entirety and replaced with the following:

                              "SECTION 9. NOTICES
                               ------------------

          Notices and communications required or permitted will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:

                AIM VARIABLE INSURANCE FUND
                (INVESCO VARIABLE INSURANCE FUNDS)
                INVESCO DISTRIBUTORS, INC.
                11 Greenway Plaza, Suite 1000
                Houston, Texas 77046
                Facsimile: (713) 993-9185
                Attn: Veronica Castillo, Esq.

                BRIGHTHOUSE LIFE INSURANCE COMPANY OF NEW YORK
                BRIGHTHOUSE SECURITIES, LLC
                One Financial Center, 21st Floor
                Boston, MA 02111
                Attn: Law Department"

4. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties below have caused this Amendment to the Participation Agreement to be executed by their duly authorized officers effective as of the day and year first written below.

Effective date: March 6th, 2017.

                                             AIM VARIABLE INSURANCE FUNDS
                                             (INVESCO VARIABLE INSURANCE FUNDS)

Attest:  /s/ Veronica Castillo               By:     /s/ John M. Zerr
         ----------------------------                ---------------------------
Name:    Veronica Castillo                   Name:   John M. Zerr
Title:   Assistant Secretary                 Title:  Senior Vice President

                                             INVESCO DISTRIBUTORS, INC.

Attest:  /s/ Veronica Castillo               By:     /s/ Brian C. Thorp
         ----------------------------                ---------------------------
Name:    Veronica Castillo                   Name:   Brian C. Thorp
Title:   Assistant Secretary                 Title:  Vice President

                                             BRIGHTHOUSE LIFE INSURANCE COMPANY OF
                                             NEW YORK

Attest:                                      By:     /s/ Gregory E. Illson
         ----------------------------                ---------------------------
Name:                                        Name:   Gregory E. Illson
         ----------------------------                ---------------------------
Title:                                       Title:  Vice President
         ----------------------------                ---------------------------

                                             BRIGHTHOUSE SECURITIES, LLC

Attest:                                      By:     /s/ Donald Leintz
         ----------------------------                ---------------------------
Name:                                        Name:   Donald Leintz
         ----------------------------                ---------------------------
Title:                                       Title:  Vice President
         ----------------------------                ---------------------------

                                             METLIFE INVESTORS DISTRIBUTION
                                             COMPANY

Attest:                                      By:     /s/ Todd Nevenhoven
         ----------------------------                ---------------------------
Name:                                        Name:   Todd Nevenhoven
         ----------------------------                ---------------------------
Title:                                       Title:  Vice President
         ----------------------------                ---------------------------

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